                                                                    EXHIBIT 4.03

AIR & WATER TECHNOLOGIES CORPORATION             RIGHTS CERTIFICATE NO. ________
CUSIP NO. 009058 12 4                                  NUMBER OF RIGHTS ________


       THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF AIR & WATER TECHNOLOGIES CORPORATION (THE "COMPANY") DATED
                 , 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT.

       THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AND INFORMATION AGENT WITH PAYMENT IN FULL AT OR PRIOR TO
     5:00 P.M., NEW YORK CITY TIME, ON                 , 1998, UNLESS SUCH TIME
     IS EXTENDED BY THE COMPANY AS PROVIDED IN THE PROSPECTUS (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

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 The Rights represented by this Rights Certificate may be exercised by duly completing Form 1; and may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription and Information Agent, before exercising or selling their Rights.

 IMPORTANT: Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.
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SUBSCRIPTION PRICE $             PER SHARE          RIGHTS TO PURCHASE SHARES OF
REGISTERED OWNER:                                    COMMON STOCK OF AIR & WATER
                                                        TECHNOLOGIES CORPORATION

       The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase shares of Class A Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock") (subject to the Company's obligation to issue Class B Common Stock, par value $.001 per share, of the Company (the "Class B Common Stock") in certain circumstances) upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.


Date:


By:                                    By:
   -----------------------------------    -------------------------
   Subscription and Information Agent,         Thierry Mallet
          Authorized Signatory                  President and
                                       and Chief Executive Officer
 By:
    -------------------------------------
             Douglas A. Satzger
   Senior Vice President, General Counsel
             and Secretary

       THIS RIGHTS CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO RIGHTS CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AND INFORMATION AGENT.

       RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW RIGHTS CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

       FORM 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Class A Common Stock (subject to the Company's obligation to issue Class B Common Stock in certain circumstances), as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (as defined in the Prospectus): __________
            (One Right needed to subscribe for each full share)

     (b) Number of shares subscribed for pursuant to the Oversubscription Privilege (as defined in the Prospectus): __________ *

     (c)    Total Subscription Price:  $__________**
            (Total number of shares subscribed for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege, times the
            Subscription Price of $             )

---------------
* SHARES OF CLASS A COMMON STOCK AVAILABLE TO RIGHTS HOLDERS PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE MAY BE LIMITED AS SET FORTH IN THE PROSPECTUS. IF THE SHARES OF CLASS A COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE EXCEED THE NUMBER OF SHARES ACTUALLY TENDERED TO THE SUBSCRIBER, THE PORTION OF THE SUBSCRIPTION PRICE TENDERED CORRESPONDING TO THOSE EXCESS SHARES SHALL BE RETURNED TO THE SUBSCRIBER, WITHOUT INTEREST, AS SOON AS PRACTICABLE AFTER THE EXPIRATION DATE.

** IF THE AGGREGATE SUBSCRIPTION PRICE ENCLOSED OR TRANSMITTED IS INSUFFICIENT
   TO PURCHASE THE NUMBER OF UNDERLYING SHARES SUBSCRIBED FOR, OR IF NO NUMBER OF UNDERLYING SHARES TO BE PURCHASED IS SPECIFIED, THEN YOU WILL BE DEEMED TO HAVE EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE TO PURCHASE UNDERLYING SHARES TO THE FULL EXTENT OF THE PAYMENT PRICE TENDERED. IF THE AGGREGATE SUBSCRIPTION PRICE PAID BY YOU EXCEEDS THE AMOUNT NECESSARY TO PURCHASE THE NUMBER OF UNDERLYING SHARES FOR WHICH YOU HAVE INDICATED AN INTENTION TO SUBSCRIBE (SUCH EXCESS BEING THE "SUBSCRIPTION EXCESS"), THEN YOU WILL BE DEEMED TO HAVE EXERCISED THE OVERSUBSCRIPTION PRIVILEGE TO THE FULL EXTENT OF THE EXCESS PAYMENT TENDERED, TO PURCHASE, TO THE EXTENT AVAILABLE, THAT NUMBER OF WHOLE SHARES OF CLASS A COMMON STOCK (SUBJECT TO THE COMPANY'S OBLIGATION TO ISSUE SHARES OF CLASS B COMMON STOCK IN CERTAIN CIRCUMSTANCES) EQUAL TO THE QUOTIENT OBTAINED BY DIVIDING THE SUBSCRIPTION EXCESS BY THE SUBSCRIPTION PRICE. ANY REMAINING AMOUNT SHALL BE RETURNED TO YOU BY MAIL WITHOUT INTEREST OR DEDUCTION AS SOON AS PRACTICABLE AFTER THE EXPIRATION DATE AND AFTER ALL PRORATIONS AND ADJUSTMENTS CONTEMPLATED BY THE TERMS OF THE RIGHTS OFFERING HAVE BEEN EFFECTED.

       METHOD OF PAYMENT (CHECK ONE)

       [_] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO "                    ".

       [_] WIRE TRANSFER DIRECTED TO             ABA NO.          (MARKED: "AIR
           & WATER TECHNOLOGIES CORPORATION SUBSCRIPTION").


     (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by the Rights Certificate (check only one):

       [_] DELIVER TO ME A NEW RIGHTS CERTIFICATE EVIDENCING THE REMAINING
           RIGHTS TO WHICH I AM ENTITLED.

       [_] DELIVER A NEW RIGHTS CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN
           ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantee).

       [_] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
           GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AND INFORMATION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Owner(s): ______________________________
           Window Ticket Number (if any): _______________________________
           Date of Execution of Notice of Guaranteed Delivery: __________ Name of Institution which guaranteed delivery: _______________

       FORM 2--TO TRANSFER YOUR RIGHTS CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value
     received,               Rights represented by this Rights Certificate are
     hereby assigned to (please print name and address and Social Security Number or Taxpayer Identification Number of transferee in full):


           Name ____________________________________________

           Address _________________________________________

           _________________________________________________
                      Social Security Number or
                    Taxpayer Identification Number


       FORM 3--DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificates, new Rights Certificate or cash payment if other than shown on the reverse hereof:


                               Name ____________________________________________

                               Address _________________________________________

                               _________________________________________________
                                              (Including Zip Code)

                                   IMPORTANT
      RIGHTS HOLDER SIGN HERE AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
                         COMPLETE SUBSTITUTE FORM W-9


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                          (Signature(s) of Holder(s))
Dated
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(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this
Rights Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)


Name(s)
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                                 (Please Print)
Capacity
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Address
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                              (Including Zip Code)
Area Code and Telephone Number
                               -------------------------------------------------
                                     (Home)

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                                   (Business)

Social Security Number or Taxpayer Identification Number
                                                         -----------------------
                                                  (Complete Substitute Form W-9)


                           GUARANTEE OF SIGNATURE(S)
                    NOTE: SEE SECTION 5(c) OF INSTRUCTIONS


Authorized Signature
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Name(s)
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Title
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Name of Firm
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Address
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Area Code and Telephone Number
                               -------------------------------------------------
Dated
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